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                                                                 EXHIBIT 10.97

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of July ____, 1996, by and between DenAmerica Corp., a Georgia corporation (the "Company") and BEP Holdings, Inc., a Delaware corporation (the "Holder").

                                     WHEREAS

         A. The Holder owns all of the outstanding capital stock of Black-eyed Pea U.S.A., Inc., a Texas corporation ("BEP").

         B. The Company and Holder have entered into a Stock Purchase Agreement dated as of May 31, 1996 (the "Purchase Agreement") pursuant to which the Company will acquire all of the outstanding capital stock of BEP (the "Acquisition").

         C. Pursuant to the terms of the Purchase Agreement, at the "Closing" of the Acquisition, as that term is defined in the Purchase Agreement, the Company will issue to Holder the "Buyer Note" and the "Warrant," as those terms are defined in the Purchase Agreement, as a portion of the consideration for the shares of capital stock of BEP to be acquired by the Company.

         D. Pursuant to the terms of the Buyer Note, in the event that the Buyer Note, together with accrued but unpaid interest thereon, has not been paid in full at or prior to March 31, 1997, the Warrant will become exercisable to purchase the Company's Common Stock, par value $.10 per share (the "Common Stock").

         E. The Purchase Agreement requires that, as a condition precedent to the Closing of the Acquisition, the Company and the Holder shall have entered into this Agreement on or before the "Closing Date" of the Acquisition, as that term is defined in the Purchase Agreement.

         F. The Holder understands that the Company intends to effect one or more financings, which may include an offering of the Company's Common Stock or other securities convertible or exercisable into shares of the Company's Common Stock (each, a "Subsequent Financing"), within 36 months after the Closing Date of the Acquisition, for the purpose (among others) of redeeming the Buyer Note and all of the Company's then-outstanding Series B 13% Subordinated Notes due 2003.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:
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I.       REGISTRATION RIGHTS

                  1.1  Definitions.

                  As used in this Agreement, the following terms shall have the following meanings:

                           (a) The term "Act" means the Securities Act of 1933,
as amended.

                           (b) The term "Blackout Period" means any period (A)
beginning on the date on which the Company notifies the Holders (as defined below) that (i) the Board of Directors of the Company, in its good faith judgement, has determined that there are material developments with respect to the Company such that it would be seriously detrimental to the Company and its shareholders to utilize a registration statement pursuant to Sections 1.2 or 1.3 below; (ii) the Board of Directors of the Company, in its good faith judgment, has determined that financial statements with respect to the Company, which may be required to utilize a registration statement pursuant to Sections 1.2 or 1.3 below, are unavailable; or (iii) the Company has notified the Holders that it intends to file a registration statement for a Subsequent Financing within 30 days of the mailing of such notice in accordance with Section 2.3 hereof, and
(B) ending on the date (1) with respect to clause (i) above, as soon as practicable but not more than 90 days after the date on which the Company notifies the Holders of the Board of Directors' determination; (2) with respect to clause (ii) above, as soon as financial statements sufficient to enable the Holders to sell their Registrable Securities under the Act have become available; and (3) with respect to clause (iii) above, 90 days after the effective date of the registration statement for the Subsequent Financing.

                           (c) The term "Holders" means those persons owning or
having the right to acquire Registrable Securities (as defined below).

                           (d) The term "Maximum Includable Securities" shall
mean the maximum number of shares of each type or class of the Company's securities that a managing or principal underwriter, in its good faith judgment, deems practicable to offer and sell at that time in a firm commitment underwritten offering without materially and adversely affecting the marketability or price of the securities of the Company to be offered. Where more than one type or class of the Company's securities are to be included in a registration, the managing or principal underwriter of the offering shall designate the maximum number of each such type or class of securities that is included in the Maximum Includable Securities.

                           (e) The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                           (f) The term "Registrable Securities" means (i) the
shares of Common Stock issued or issuable upon exercise of the Warrant; and (ii) any shares of Common Stock or


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other securities of the Company issued as (or issuable on the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to the Common Stock referred to in clause (i) above, or in exchange for or in replacement of the Warrant or the Common Stock referred to in clause (i) above.

                           (g) The number of shares of "Registrable Securities
then outstanding" shall be equal to the sum of the number of shares of Common Stock outstanding which are Registrable Securities plus the number of shares of Common Stock issuable upon conversion or exercise of the Warrant (and any other outstanding Registrable Securities).

                           (h) "SEC" means the United States Securities and
Exchange Commission.

                  1.2 Demand Registration Rights.

                           (a) If the Company shall receive at any time after
the Closing Date of the Acquisition a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least 50% of the Registrable Securities then outstanding (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $1,000,000), then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 1.2(b), effect as soon as practicable the registration under the Act of all Registrable Securities which the Holders request to be registered within 30 days of the mailing of such notice by the Company in accordance with the notice provisions of Section 2.3 hereof.

                           (b) If the Holders initiating the registration
request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company of the identity of the proposed managing or principal underwriter(s) as a part of their request made pursuant to this Section 1.2. The selection of such managing or principal underwriter(s) shall be subject to the approval of the Company, such approval not to be unreasonably withheld. The Company shall include information regarding the identity of the managing or principal underwriter and the proposed terms of the underwriting in the written notice to all Holders referred to in Section 1.2(a). The right of any Holder to include the Holder's Registrable Securities in such underwritten registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company.



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                           (c) Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares or other securities to be underwritten, then the Company shall furnish all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto with a written statement of the managing or principal underwriter as to the Maximum Includable Securities, and the number of each type or class of Registrable Securities that may be included in the underwriting shall be allocated among all Holders requesting registration on a pro rata basis, with the number of each type or class of Registrable Securities of each Holder thereof included in the registration to be that number determined by multiplying the total number of such type or class of security included in the Maximum Includable Securities by a fraction, the numerator of which will be the total number of such type or class of security that such Holder owns, and the denominator of which will be the total number of such type or class of security owned by all Holders that have requested inclusion of such type or class of security in the registration. Any reduction of more than 50% of the Registrable Securities sought to be registered will not be considered a registration under this Section 1.2 for the purposes of Section 1.2(d).

                           (d) The Company shall be obligated to effect only one
such registration pursuant to this Section 1.2.

                           (e) Notwithstanding the foregoing, if the Company
shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2 a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Company shall have the right to defer such filing during the term of such Blackout Period; provided, however, that the Company may not utilize this right more than twice in any 12-month period or in a manner that results in Blackout Periods pursuant to any and all provisions of this Agreement aggregating more than 180 days during any 12-month period.

                           (f) If the Holders give written notice requesting
registration of their Registrable Securities pursuant to this Section 1.2, and if the Company at that time is not eligible to register its securities on Form S-3, the Company shall prepare and file a registration statement on Form S-1 or S-2 (or other appropriate form for the general registration of securities) as may be appropriate in accordance with the terms and conditions set forth in this
Section 1.2.

                           (g) The Company may propose to include additional
shares ("Additional Shares") of Common Stock or other securities to be sold by the Company and/or by other holders of Common Stock or other securities in any registration statement to be filed pursuant to this Section 1.2. The Holders shall have the right to reduce the number of Additional Shares requested to be registered by the Company pursuant to this Section 1.2(g) (including, if necessary, to zero) if, in the good faith opinion of the underwriter or underwriters of such offering, the inclusion of such Additional Shares would materially and adversely affect the marketability or price of the Registrable Securities to be offered by the Holders in such registration.



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                           (h) From and after the date hereof, the Company shall
not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to require the Company to include shares or securities in any registration initiated under Section 1.2 of this Agreement, unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities is subject to the cutback contained in Section 1.2(g) above.

                  1.3 Registration on Form S-3.

                           (a) In addition to the registration rights provided
pursuant to Section 1.2 hereof, if at any time that the Company is eligible to register its securities on Form S-3 (or any successor to Form S-3) the Company shall receive a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act on Form S-3 to register for resale at least 50% of the Registrable Securities then outstanding (or a lessor percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $1,000,000), then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, effect as soon as practicable, the registration on Form S-3 under the Act of all Registrable Securities which the Holders request to be registered within 30 days of the mailing of such notice by the Company in accordance with the notice provisions of Section 2.3 hereof.

                           (b) The Company shall be obligated to effect only one
such registration pursuant to this Section 1.3.

                           (c) Notwithstanding the foregoing, if the Company
shall furnish to Holders requesting a registration statement pursuant to this
Section 1.3 a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Company shall have the right to defer such filing during the term of such Blackout Period; provided, however, that the Company may not utilize this right more than twice in any 12-month period or in a manner that results in Blackout Periods pursuant to any and all provisions of this Agreement aggregating more than 180 days during any 12-month period.

                           (d) If the Company shall furnish to Holders whose
Registrable Securities have been registered pursuant to this Section 1.3 a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Holders shall not sell any Registrable Securities during such Blackout Period, notwithstanding the fact that such Registrable Securities may otherwise be sold pursuant to the effective registration statement or otherwise.

                           (e) The Company may include Additional Shares of
Common Stock or other securities to be sold by the Company and/or by other holders of Common Stock or other securities in any registration statement to be filed pursuant to this Section 1.3.



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                  1.4 Piggy-Back Registration Rights.

                           (a) Except as provided in Section 1.4(e), if at any
time the Company proposes to file on its behalf and/or on behalf of any of its securityholders a registration statement under the Act on Form S-1, S-2 or S-3 (or any other appropriate form for the general registration of securities) with respect to any of its capital stock or other securities, the Company shall give each Holder written notice at least 20 days before the filing with the SEC of such registration statement. If any Holder desires to have Registrable Securities registered pursuant to this Section 1.4, such Holder shall so advise the Company in writing within 15 days after the date of mailing of such notice from the Company. The Company shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to its right to reduce the number of Registrable Securities as hereinafter provided, and shall use its best efforts to effect registration under the Act of such Registrable Securities. Notwithstanding the foregoing, the Company shall not be required to provide notice of filing of a registration statement and to include therein any Registrable Securities if the proposed registration is:

                                    (1) a registration of stock options, stock
                           purchases or compensation or incentive plans, or of securities issued or issuable pursuant to any such plan or a dividend reinvestment plan on Form S-8 or other comparable form then in effect; or

                                    (2) a registration of securities proposed to
                           be issued in exchange for securities or assets of, or in connection with, a merger or consolidation with another corporation.

                           (b) In the event the offering in which any Holder's
Registrable Securities are to be included pursuant to this Section 1.4 is to be underwritten on a firm commitment basis, the Company shall furnish the Holders with a written statement of the managing or principal underwriter as to the Maximum Includable Securities as soon as practicable after the expiration of the 15 day period provided for in Section 1.4(a). If the total number of securities proposed to be included in such registration statement is in excess of the Maximum Includable Securities, the number of securities to be included within the coverage of such registration statement shall be reduced to the Maximum Includable Securities as follows:

                                    (1) no reduction shall be made in the number
                           of shares of capital stock or other securities to be registered for the account of the Company; and

                                    (2) the number of Registrable Securities and
                           other securities that may be included in the registration, if any, shall be allocated among the Holders of Registrable Securities and holders of other securities (the "Other Holders") requesting inclusion on a pro rata basis, with the number of each type or class of securities of each Holder and Other Holder thereof included in the registration to be that number determined by


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                           multiplying (A) the total number of such type or
                           class of security included in the Maximum Includable Securities less (B) the number of such type or class of security to be registered for the account of the Company, by a fraction, the numerator of which will be the total number of such type or class of security that such Holder or Other Holder owns, and the denominator of which will be the total number of such type or class of security owned by all Holders and Other Holders that have requested inclusion of such type or class of security in the registration.

                           (c) To the extent that the offering of Registrable
Securities proposed to be included in a registration statement is not to be underwritten on a firm commitment basis, then there shall be no reduction in the number of Holders' Registrable Securities to be registered in such registration statement. If such offering is to be underwritten on a best efforts basis, the shares of Common Stock or other securities of all participants, including the Company and the Holders, shall be sold in a proportionate basis, based upon the number of shares of Common Stock or other securities registered on their behalf.

                           (d) The Company shall, in its sole discretion, select
the underwriter or underwriters, if any, who are to undertake the sale and distribution of the Registrable Securities to be included in a registration statement filed under the provisions of this Section 1.4.

                           (e) At such time that the Company intends to effect a
Subsequent Financing, it shall notify the Holders of such intent and shall designate the proposed offering as a Subsequent Financing. Except to the extent that the Company, in its sole discretion, may otherwise permit, the Holders shall have no right to have any Registrable Securities registered pursuant to this Section 1.4 in any Subsequent Financing.

                           (f) The right to registration provided in this
Section 1.4 is in addition to and not in lieu of the demand registration rights provided in Section 1.2. The provisions of this Section 1.4 shall apply even though the Holders requesting registration pursuant to this Section 1.4 are or may be free, at the time, to sell any or all of the Registrable Securities with respect to which such registration was requested in accordance with Rule 144 (or any similar rule or regulation) promulgated under the Act.

                  1.5 Obligations of the Company. Whenever required under
Section 1.2, Section 1.3, or Section 1.4 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                           (a) Prepare and file with the SEC a registration
statement on such form as the Company deems appropriate with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. With respect to registration statements filed pursuant to Section 1.2 or Section 1.4 hereof, upon the request of the Holders of a majority of the Registrable Securities registered thereunder the Company shall keep such registration statement effective for up to 180 days, or such shorter period as is required to


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dispose of all securities covered by such registration statement. With respect to the registration statement filed pursuant to Section 1.3 hereof, the Company shall keep such registration statement effective for two years, or such shorter period as is required to dispose of all securities covered by such registration statement; provided, however, that the two-year period shall be extended by that number of days equal to the number of days that the Holders were prohibited from selling any Registrable Securities as a result of any Blackout Period.

                           (b) Notify the Holders promptly after it has received
notice of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed.

                           (c) Notify the Holders promptly of any request by the
SEC for the amending or supplementing of such registration statement or prospectus or of additional information.

                           (d) Prepare and file with the SEC, and promptly
notify the Holders of the filing of, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                           (e) Prepare and file with the SEC promptly upon the
request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of special counsel for such Holders, is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders.

                           (f) Not file any amendment or supplement to the
registration statement or prospectus to which any Holders shall reasonably object after having been furnished a copy a reasonable time prior to the filing thereof.

                           (g) Advise each Holder promptly after it has received
notice or obtained knowledge thereof of the issuance of any stop order by the SEC suspending the effectiveness of any such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                           (h) Furnish to the Holders such numbers of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (i) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as


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shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process, or to become subject to tax liability in any such states or jurisdictions or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.

                           (j) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, together with each Holder participating in such underwritten offering, as provided in
Section 1.6(c).

                           (k) Notify each Holder of Registrable Securities
covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (l) Prepare and promptly file with the SEC, and
promptly notify such Holders or their special counsel of the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event has occurred as the result of which any such prospectus must be amended in order that it does not make any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, not misleading, in light of the circumstances in which they were made.

                           (m) In case any of such Holders or any underwriter
for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus as may be necessary to permit compliance with the requirements of the Act.

                           (n) If any of the Registrable Securities are then
listed on any securities exchange or the Nasdaq Stock Market, the Company will cause all such Registrable Securities covered by such registration statement to be listed on such exchange or the Nasdaq Stock Market.

                  1.6 Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each of the selling Holders shall:




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                           (a) Furnish to the Company such information regarding
themselves, the Registrable Securities held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition, and such other information as may reasonably be required to effect the registration of their Registrable Securities.

                           (b) Notify the Company, at any time when a prospectus
relating to Registrable Securities covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (c) In the event of any underwritten public offering,
each Holder participating in such underwriting shall enter into and perform its obligations under the underwriting agreement for such offering, and, if requested to do so by the underwriters managing such offering, each Holder shall enter into a customary holdback agreement.

                  1.7 Expenses of Demand Registration and Registration on Form S-3. The Company shall bear and pay all expenses incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 or Section 1.3 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on any exchange or the Nasdaq Stock Market, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, fees and disbursements of counsel for the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case the Holders participating in such offering and favoring such withdrawal shall bear such expenses); provided further, however, that if such registration request has been withdrawn by virtue of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant Section 1.2 and Section 1.3.

                  1.8 Expenses of Piggy-Back Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to each of the registrations pursuant to Section 1.4 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration) for each Holder, including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees relating or apportionable thereto, costs of listing on any exchange or the Nasdaq Stock Market, costs of



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furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request.

                  1.9 Limitations on Registration Rights. Notwithstanding any other provision of this Agreement, with respect to any other securities of the Company for which the Company has granted registration rights prior to the date of this Agreement, the Registrable Securities shall not be registered and sold at the same time as such other securities are being sold pursuant to an underwritten offering if the managing underwriter of such offering believes that the sale of the Registrable Securities could have a material adverse effect on the amount of, or price at which, such other securities being registered can be sold.

                  1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                           (a) The Company will indemnify and hold harmless each
Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which such person or persons may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by such person or persons in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person, or (ii) the failure of such Holder, underwriter, or controlling person to deliver a copy of the registration statement or the prospectus, or any amendments or supplements thereto, after the Company has furnished such person with a sufficient number of copies of the same.

                           (b) Each selling Holder will indemnify and hold
harmless the Company, each of its officers and directors, and each person, if any, who controls the Company within the


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meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such officer, director, controlling person, or underwriter or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such officer, director, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary herein contained, a Holder's indemnity obligation, in such person's capacity as a Holder, shall be limited to the net proceeds received by such Holder from the offering out of which the indemnity obligation arises.

                           (c) Promptly after receipt by an indemnified party
under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, except that such fees and expenses shall be paid by the indemnifying party if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                           (d) The indemnification provided by this Section 1.10
shall be a continuing right to indemnification and shall survive the registration and sale of any of the Registrable Securities hereunder and the expiration or termination of this Agreement.

                  1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act, the Company agrees to use its best efforts to:


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
                           (a) make and keep public information available, as
those terms are understood and defined in SEC Rule 144;

                           (b) file with the SEC in a timely manner all reports
and other documents required of the Company under the Act and the 1934 Act; and

                           (c) furnish to any Holder, so long as the Holder owns
any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  1.12 Amendment and Waiver. Any amendment or waiver of any provision under this Agreement may be effected only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding.

                  1.13 Remedies. The parties hereto acknowledge and agree that the breach of any part of this Agreement may cause irreparable harm and that monetary damages alone may be inadequate. The parties hereto therefore agree that either party shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit any party's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

II.      MISCELLANEOUS

                  2.1 Notification for Benefit of Holders. In the event that (i) the Company is actively pursuing the preparation and filing of a registration statement for an underwritten offering in which it may be possible for the Holders to participate pursuant to Section 1.4 of this Agreement, and (ii) the Holders are not actively pursuing an underwritten offering or selling Registrable Securities pursuant to an underwritten offering at that time, the Company shall promptly notify the Holders of such activity. Upon receipt of such notice, the Holders shall cease any sales of Registrable Securities pursuant to any registration statement or otherwise until the earlier of (a) 90 days after receipt of such notice; (b) two trading days after the Company files such registration statement or publicly announces its intention to file such registration statement (subject to the restrictions on any such sales provided for elsewhere in this Agreement); or (c) the Company notifies the Holder that it no longer is actively pursuing such underwritten offering. The Company shall promptly notify the Holders of any changes in its plans for or active pursuit of such underwritten offering.

                  2.2 Cancellation of Warrant. In the event that the Warrant does not become exercisable, this Agreement shall be null and void and of no further force or effect.

                  2.3 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any Delaware or other conflict-of-law provisions to the contrary.

                  2.4 Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt, upon receipt of a facsimile transmission or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

                           (a) If to the Company:

                               7373 North Scottsdale Road
                               Suite D-120
                               Scottsdale, Arizona  85253
                               Facsimile:  (602) 230-9592
                               Attention:  President

                               with a copy given in the manner
                               prescribed above, to:

                               O'Connor, Cavanagh, Anderson,
                                   Killingsworth & Beshears, P.A.
                               One East Camelback Road
                               Phoenix, Arizona  85012
                               Facsimile:  (602) 263-2900
                               Attention:  Robert S. Kant, Esq.

                           (b) If to any Holder, to the address of such Holder
                               as it appears in the stock or warrant ledger of the Company.

                  Any party may alter the address to which communications or copies are to be sent by giving notice of such change to each of the other parties hereto of address in conformity with the provisions of this paragraph for the giving of notice.

                  2.5 Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns, including any subsequent Holders of the Warrant or any Registrable Securities.

                  2.6 Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                  2.7 Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

                  2.8 Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

                  2.9 Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                  2.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any photographic or xerographic copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as of it were an executed counterpart of this Agreement.

                  2.11 Provisions Separable. The provisions of this Agreement are independent and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                  2.12 Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    DENAMERICA CORP., a Georgia corporation

                                    By:
                                       -----------------------------------------
                                       Jack M. Lloyd
                                       Chief Executive Officer



                                    BEP HOLDINGS, INC., a Delaware corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------




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